SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        Date of Report:
               (Date of earliest event reported)
                        January 30, 1995



                   CITIZENS UTILITIES COMPANY
      (Exact name of registrant as specified in charter)



     Delaware                       0-1291                 06-0619596
(State or other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                               Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut         06905
       (Address of principal executive offices)             (Zip code)



                     (203) 329-8800
(Registrant's telephone number, including area code)



                No change since last report
(Former name or former address, if changed since last report)


Item 5.   Other Events

          On January 30, 1995, the Company issued and sold 18,500,000 shares of Common Stock Series A to the underwriters identified in the Prospectus Supplement dated January 23, 1995 to Prospectus dated March 28, 1994 included herein as Exhibit 99. The Company intends to issue and sell an additional 500,000 shares of such stock to such underwriters on February 7, 1995.

          Such Prospectus Supplement is filed herewith to reflect recent facts and events arising after the effective date of various registration statements of the Company under the Securities Act of 1933.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

              99 Prospectus Supplement dated January 23, 1995 to Prospectus dated March 28, 1994.

                               SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CITIZENS UTILITIES COMPANY
                                            (Registrant)




Date:  February 7, 1995              By:/s/   Livingston E. Ross
                                     -----------------------------
                                     Vice President and Controller